EXHIBIT 23

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of JetForm Corporation, dated March 30, 1994, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of JetForm Corporation, dated January 17, 1995, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of JetForm Corporation, dated June 30, 1995, and as subsequently amended, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of JetForm Corporation, dated December 11, 1995, for its 1990 Employee Stock Option Plan and 1993 Employee Stock Option Plan, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of JetForm Corporation, dated December 11, 1995, for its 1995 Employee Stock Option Plan, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of JetForm Corporation, dated December 20, 1996, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     As independent chartered accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of JetForm Corporation, dated July 8, 1998, of our report dated June 22, 1999 relating to the consolidated financial statements of JetForm Corporation which is included in the Annual Report on Form 10-K of JetForm Corporation for the year ended April 30, 1999.

     PricewaterhouseCoopers     refers     to    the     Canadian     firm    of
PricewaterhouseCoopers    LLP   and    other    members    of   the    worldwide
PricewaterhouseCoopers organization.

Chartered Accountants
Ottawa, Ontario
July 24, 1999

PricewaterhouseCoopers LLP
Chartered Accountants
99 Bank Street
Suite 800
Ottawa Ontario
Canada K1P 1E4
Telephone +1 (613) 237 3702